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                                                                    EXHIBIT 23.1
                              ACCOUNTANTS' CONSENT





The Board of Directors
Compass Bancshares, Inc.


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                  /s/ KPMG LLP



Birmingham, Alabama
March 27, 2000